FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 20, 2002

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.
           (Exact name of the registrant as specified in its charter)

          Delaware                    814-00201                 94-3346760
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

    991 Folsom Street, Suite 301
     San Francisco, California
      (Address of principal                                        94107
        executive offices)                                       (Zip Code)

Registrant's telephone number, including area code: (415) 977-6150

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On June 20, 2002, meVC Draper Fisher Jurvetson Fund I, Inc. issued the following press release:

FOR IMMEDIATE RELEASE:                               CONTACT:
                                                     Brian Matthews
                                                     Investor Relations
                                                     415-977-6150 x19
                                                     brian@mevc.com

       Board of meVC Draper Fisher Jurvetson Fund I Votes to Internalize
                           All Functions of the Fund

REDWOOD CITY, Calif., June 20 /PRNewswire-FirstCall/ -- On the heels of the resignation of its officers, meVC Advisers resigned as the adviser of the Fund. As a result, and because of the Board's continuing focus on expense reduction, the Board of Directors for the meVC Draper Fisher Jurvetson Fund I (NYSE: MVC) voted yesterday to internalize all management and administrative functions of the Fund effective immediately.

Larry Gerhard, one of the Fund's Independent Directors said, "This move improves the efficiency of the Fund and gives greater visibility of the Fund's costs for shareholders."

The Board continues to evaluate long-term management options for the Fund.

About the meVC Draper Fisher Jurvetson Fund I, Inc.

meVC Draper Fisher Jurvetson Fund I, Inc., an information technology venture capital fund, was formed through a collaborative effort between meVC, a Delaware corporation, and Draper Fisher Jurvetson, a leading venture capital firm. The Fund's investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries. Additional information on the Fund and its investments may be obtained by writing to meVC Draper Fisher Jurvetson Fund I, Inc., 991 Folsom Street, San Francisco, California 94107, Attention: Secretary, via the website at www.meVC.com or by calling 877-474-meVC (6382).

    Statements in this announcement other than historical data and information constitute forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. Potential risks and uncertainties may include, but are not limited to, recent changes in senior management, fluctuations in operating results, market conditions and changes in technology and increased competition.

                                       ###

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned, thereunto duly authorized.

                                    MEVC DRAPER FISHER JURVETSON FUND I, INC.

Date: June 20, 2002
                                    --------------------------------------------
                                    John M. Grillos
                                    Chairman, Chief Executive Officer, Director